SELIGMAN
FRONTIER FUND, INC.

ANNUAL REPORT

OCTOBER 31, 2002

Seeking Growth in Capital Value Through Investments in Small-Company Growth Stocks.

J. & W. SELIGMAN & CO.
INCORPORATED
ESTABLISHED 1864

SELIGMAN — TIMES CHANGE…VALUES ENDURE

J. & W. Seligman & Co. Incorporated is a firm with a long tradition of investment expertise, offering a broad array of investment choices to help today’s investors seek their long-term financial goals.

TIMES CHANGE...

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 138 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the first part of the 20th century, as America became an industrial power, the firm helped fund the growing capital needs of the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 — today, the nation’s largest diversified publicly-traded closed-end investment company — Seligman began shifting its emphasis from investment banking to investment management. Despite the stock market crash and ensuing depression, Seligman was convinced of the importance that professional investment management could have in building wealth for individual investors, and began managing its first mutual fund in 1930.

In the decades that followed, Seligman has continued to offer forward-looking investment solutions, including equity funds that specialize in small companies, technology, or international securities, and bond funds that focus on high-yield issuers, US government bonds, or municipal securities.

…VALUES ENDURE

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm’s business decisions and investment judgment. While much has changed over the years, the firm’s commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will guide Seligman in the new millennium.

TABLE OF CONTENTS
To the Shareholders	1
Interview With Your Portfolio Manager	2
Performance Overview	4
Portfolio Overview	6
Portfolio of Investments	8
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Notes to Financial Statements	13
Financial Highlights	16
Report of Independent Auditors	18
Directors and Officers of the Fund	19
For More Information	22
Glossary of Financial Terms	23

TO THE SHAREHOLDERS

For the year ended October 31, 2002, Seligman Frontier Fund delivered a total return of –17.09% based on the net asset value of Class A shares. During the same period, the Fund’s benchmark, the Russell 2000 Growth Index, delivered a total return of –21.57%, and the Fund’s peers, as measured by the Lipper Small Cap Growth Funds Average, delivered a total return of –20.23%.

The past fiscal year continued to be difficult for stock market investors, and now it appears certain that the US will experience a third straight calendar year of declines in most stock market indices — an almost unprecedented event. This negative investment environment persisted through the past fiscal year despite some encouraging economic news. In the fourth quarter of 2001, the US economy emerged from recession and has now posted four quarters of positive GDP growth.

The worries that plagued the market, however, are real and cannot be overlooked. While the war on terror seemed to meet with success at the beginning of the fiscal year as the US prevailed in Afghanistan, worries mounted over the course of this fiscal period that geopolitical tensions, particularly in Iraq, were increasing. At the same time, confidence in US corporations and in the financial markets suffered serious erosion from a spate of accounting and corporate governance scandals, as well as from accusations of wrongdoing among some prominent investment banks. At the end of this fiscal period, consumer confidence was at its lowest level in nine years.

While Seligman Frontier Fund was not immune to the negative effects of this very difficult environment, the Fund outperformed both its benchmark index and its peers during this time. The Fund’s outperformance was primarily the result of favorable stock selection within various industry groups, particularly in energy, health care, industrial, and consumer stocks. The Fund also benefited on a relative basis from its continued underweighting in technology.

The past few years have indeed been discouraging for stock market investors and for the Fund’s shareholders. And while the markets continue to face challenges, we believe there are reasons for optimism. The US Federal Reserve Board once again demonstrated its commitment to economic growth on November 6, when it lowered the federal funds rate another 50 basis points, and Congress, with midterm elections now behind them, can realistically consider a fiscal stimulus in the form of a tax cut. We believe these moves will aid in furthering the recovery that is already underway. However, the pace of recovery may be somewhat slow and unsteady. We believe that once the recovery is secure, and growth is seen in corporate profits and spending, stocks will again begin to deliver attractive total returns.

A Special Meeting of Shareholders was held in November 2002 at the Fund’s offices in New York City. At the meeting, all director nominees were elected, the selection of the Fund’s auditors was ratified, and proposals to amend or eliminate various fundamental investment restrictions were approved. Complete details of the vote will be provided in the Fund’s April 2003 mid-year report.

We appreciate your continued support of Seligman Frontier Fund and look forward to serving your investment needs for many years to come. A discussion with your Portfolio Manager regarding the Fund’s performance, as well as the Fund’s investment results and financial statements, including a portfolio of investments, follows this letter.

By order of the Board of Directors,

William C. Morris
Chairman

Brian T. Zino
President
December 13, 2002

INTERVIEW WITH YOUR PORTFOLIO MANAGER,

RICK RUVKUN

Q:	How did Seligman Frontier Fund perform during the fiscal year ended October 31, 2002?

A:	While Seligman Frontier Fund suffered within a very challenging investment environment, it outperformed both its benchmark index and its peer group. For the year ended October 31, 2002, the Fund delivered a total return of –17.09% based on the net asset value of Class A shares. During the same period, the Fund’s peers, as measured by the Lipper Small Cap Growth Funds Average, delivered a total return of –20.23%, while the Fund’s benchmark, the Russell 2000 Growth Index, delivered a total return of –21.57%.

Q:	What economic and market factors influenced Seligman Frontier Fund during this period?

A:	During the past year, the US economy continued to show signs of recovery, and has now posted four quarters of positive economic growth. However, areas of uncertainty — such as continuing weak corporate profits and spending, falling consumer confidence, a spate of corporate governance scandals, and increased geopolitical tensions — weighed heavily on the stock market.

On November 6, 2002, the US Federal Reserve Board, in response to these ongoing concerns, reduced the federal funds rate by another 50 basis points in an effort to stimulate economic activity. Since January of 2001, the Fed has cut this key interest rate 12 times but, thus far, the US economy, particularly the currently anemic corporate sector, has been slow to respond to this substantial monetary stimulus. The much-larger consumer sector, while showing recent signs of weakness, remained unusually strong throughout the economic recession of 2001. We don’t believe the consumer sector will be able to grow from this point, and is in fact likely to weaken further.

Q:	What was your investment strategy during this time?

A:	The Fund’s second largest industry weighting during this time was health care. However, the group as a whole delivered poor performance over the fiscal year and we have been lowering the Fund’s exposure to these stocks. The Fund’s investments in this industry performed well on a relative basis, however. Within heath care, the portfolio’s investments have been focused on undervalued health care service companies and biotechnology firms with established products and established cash flows.

The Fund’s exposure to the energy sector helped the portfolio’s overall returns. While the sector delivered generally negative returns, the energy stocks within the Fund’s portfolio performed well, both on an absolute basis and relative to the Russell benchmark. The group made the largest positive contribution to portfolio returns. However, we have recently begun to eliminate some of these names from the portfolio because we believe they have become fully valued.

A TEAM APPROACH

Seligman Frontier Fund is managed by the Seligman Small Company Growth Team, led by Rick Ruvkun. He is assisted in the management of the Fund by a group of seasoned research professionals who are responsible for identifying small companies in specific industry groups that offer the greatest potential for growth. Team members include Michael Alpert, Mary Dugan, Patricia Chou, Matthew D’Alto, Mira Lee, Jonathan Roth (trader), and Stephen Yost.

INTERVIEW WITH YOUR PORTFOLIO MANAGER,

RICK RUVKUN

The Fund’s overweighting in industrial stocks, as well as strong stock selection within this group, also made a positive contribution to portfolio returns. We have begun to increase our exposure to this sector because we believe that industrial companies will see earnings grow based on renewed demand when manufacturing picks up, as these companies have cut costs and implemented inventory control programs over the last two years. Our holdings in the sector are diversified, and include educational stocks and manufacturing-related concerns.

The Fund benefited from strong stock selection within the consumer sector. Recently, however, we have been reducing the Fund’s exposure to this group. We believe the factors supporting continued increases in consumer spending will be difficult to sustain in the coming months. Many of the catalysts that buoyed the consumer — tax rebates, refinancing activity, and the prospect of lower interest rates — are unlikely to be repeated in 2003. Mortgage refinancing is now at a record high, and will probably level off or decline from this point. Additionally, while the Fed cut the federal funds rate at its last meeting, subsequent Fed actions are more likely to be rate increases.

Investments in the technology sector delivered the greatest negative contribution to overall portfolio return as the sector continued to languish. However, the Fund’s underweighting in the sector compared to the Russell benchmark helped the Fund’s relative returns during this time. While technology may be nearing the bottom of a cyclical downturn, the weak economic recovery and other factors weighing on the market may result in further stock price declines among technology stocks. Businesses are unlikely to resume spending on capital budget items until the economy improves, and the sector is unlikely to advance until that occurs. However, we believe that valuations are currently very attractive, and we may use further price declines as opportunities to selectively add technology to the portfolio in the coming months.

Q:	What is your outlook for the small-cap growth sector and for the Fund?

A:	We believe that the US economy is in the beginning of an enduring, though possibly slow and unsteady, economic recovery. We believe this recovery will be led by industrial companies and that consumer companies are likely to fall behind as consumer strength, the endurance of which has already surprised many economists, weakens. We believe that the portfolio is currently well positioned for an environment of renewed overall economic strength, and particularly for an increase in industrial demand. In addition, investors in small-capitalization stocks may be encouraged by the fact that these stocks have historically performed well as the economy emerges from a recession.

PERFORMANCE OVERVIEW

Investment Results Per Share

TOTAL RETURNS
For Periods Ended October 31, 2002
			AVERAGE ANNUAL

		CLASS I				CLASS B	CLASS C	CLASS D
		SINCE				SINCE	SINCE	SINCE
	SIX	INCEPTION	ONE	FIVE	10	INCEPTION	INCEPTION	INCEPTION
	MONTHS*	11/30/01*	YEAR	YEARS	YEARS	4/22/96	5/27/99	5/3/93

Class A**
With Sales Charge	(29.08)%	n/a	(21.02)%	(9.29)%	5.58%	n/a	n/a	n/a
Without Sales Charge	(25.55)	n/a	(17.09)	(8.40)	6.09	n/a	n/a	n/a
Class B**
With CDSC†	(29.46)	n/a	(21.80)	(9.38)	n/a	n/a	n/a	n/a
Without CDSC	(25.75)	n/a	(17.68)	(9.08)	n/a	(4.83)%	n/a	n/a
Class C**
With Sales Charge and CDSC††	(27.33)	n/a	(19.36)	n/a	n/a	n/a	(9.15)%	n/a
Without Sales Charge and CDSC	(25.84)	n/a	(17.70)	n/a	n/a	n/a	(8.89)	n/a
Class D**
With 1% CDSC	(26.58)	n/a	(18.52)	n/a	n/a	n/a	n/a	n/a
Without CDSC	(25.84)	n/a	(17.70)	(9.12)	n/a	n/a	n/a	4.24%
Class I**	(25.19)	(21.69)%	n/a	n/a	n/a	n/a	n/a	n/a
Lipper Small Cap Growth
Funds Average***	(26.30)	(25.98)	(20.23)	(0.68)	9.33	2.53 †††	(3.38)	8.98‡
Russell 2000 Growth Index***	(28.95)	(27.61)	(21.57)	(7.45)	3.58	(3.55)	(11.75)	3.06

NET ASSET VALUE
OCTOBER 31, 2002 $8.83 7.96 7.95 7.95 8.88	APRIL 30, 2002 $11.86 10.72 10.72 10.72 11.87		OCTOBER 31, 2001 $10.65 9.67 9.66 9.66 n/a
					CAPITAL LOSS INFORMATION
Class A Class B Class C Class D Class I					For the Year Ended October 31, 2002

					Realized			$(0.866)
					Unrealized			(0.713	)ø

     The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Performance data quoted does not reflect the deduction of taxes that an investor may pay on Fund distributions or on the redemption of Fund shares. Past performance is not indicative of future investment results. Due to market volatility, current performance may be higher or lower than the performance shown above.

*	Returns for periods of less than one year are not annualized.
**	Return figures reflect any change in price per share and assume the investment of dividends and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge (“CDSC”), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC that is charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase. Class I shares do not have sales charges.
***	The Lipper Small Cap Growth Funds Average (Lipper Average) is an average of all funds that invest primarily in companies with market capitalizations of less than $2 billion at the time of purchase. The Russell 2000 Growth Index (Russell Index) consists of small-company growth stocks. The Lipper Average and the Russell Index are unmanaged benchmarks that assume reinvestment of all distributions. The Lipper Average excludes the effects of sales charges and taxes and the Russell Index excludes the effects of fees, sales charges and taxes. Investors cannot invest directly in an average or an index.
†	The CDSC is 5% for periods of one year or less and 2% for the five-year period.
††	The CDSC is 1% for periods of 18 months or less.
†††	From April 25, 1996.
‡	From May 6, 1993.
ø	Represents the per share amount of net unrealized depreciation of portfolio securities as of October 31, 2002.

PERFORMANCE OVERVIEW
October 31, 2002

     This chart compares a $10,000 hypothetical investment in Seligman Frontier Fund Class A, with and without the initial 4.75% maximum sales charge, to $10,000 investments in the Lipper Small Cap Growth Funds Average (Lipper Average) and the Russell 2000 Growth Index (Russell Index) for the 10-year period ended October 31, 2002. Calculations assume reinvestment of distributions. The performances of Seligman Frontier Fund Class B, Class C, Class D and Class I shares are not shown in this chart but are included in the table on page 4. It is important to keep in mind that the Lipper Average excludes the effect of taxes and sales charges, and the Russell Index excludes the effect of taxes, fees and sales charges.

     An investment in the Fund is subject to certain risks, including the possible loss of principal. The stocks of smaller companies may be subject to above-average market price fluctuations. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Performance data quoted does not reflect the deduction of taxes that an investor may pay on Fund distributions or on the redemption of Fund shares. Past performance is not indicative of future investment results.

     The performances of Class B, Class C, Class D and Class I shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders.

PORTFOLIO OVERVIEW

Diversification of Net Assets
October 31, 2002
				PERCENT OF NET ASSETS
				OCTOBER 31,

	ISSUES	COST	VALUE	2002	2001

COMMON STOCKS:
Capital Goods	7	$5,660,289	$4,958,255	4.4	1.6
Chemicals	1	402,388	422,702	0.4	1.2
Communications Equipment	3	3,728,151	1,692,403	1.5	1.3
Consumer Durables and Apparel	1	1,824,428	1,426,497	1.3	0.9
Consumer Staples	1	1,654,207	1,734,989	1.5	1.2
Containers and Packaging	1	616,732	564,748	0.5	—
Data Processing Services	1	2,231,745	2,486,711	2.2	2.0
Diversified Commercial Services	7	8,061,856	8,345,270	7.5	7.9
Electronic Equipment and Instruments	1	1,203,567	1,018,689	0.9	1.5
Employment Services	2	919,634	1,696,966	1.5	0.3
Energy	3	5,506,827	8,376,305	7.5	6.3
Environmental Services	1	2,208,461	2,920,913	2.6	3.6
Financials	12	10,454,453	10,827,989	9.7	5.6
Health Care Equipment and Supplies	4	3,417,118	2,976,808	2.7	0.5
Health Care Providers and Services	7	11,335,440	10,571,280	9.5	12.9
Hotels, Restaurants and Leisure	7	6,513,466	7,161,379	6.4	3.3
Media	1	2,142,960	2,115,234	1.9	1.7
Office Electronics	1	1,080,994	1,187,239	1.1	—
Pharmaceuticals and Biotechnology	14	13,033,708	9,311,558	8.3	10.7
Retailing	9	8,597,843	8,421,340	7.5	6.5
Semiconductor Equipment and Products	9	8,281,129	4,812,262	4.3	4.0
Software and Services	9	14,116,074	10,496,993	9.4	7.8
Telecommunication Services	—	—	—	—	5.0
Transportation	2	699,243	691,588	0.6	2.9
Miscellaneous	—	—	—	—	0.8

	104	113,690,713	104,218,118	93.2	89.5
SHORT-TERM HOLDING AND
OTHER ASSETS LESS LIABILITIES	1	7,623,118	7,623,118	6.8	10.5

NET ASSETS	105	$121,313,831	$111,841,236	100.0	100.0

Largest Industries

October 31, 2002

PORTFOLIO OVERVIEW

Largest Portfolio Changes
During Past Six Months

TEN LARGEST PURCHASES	TEN LARGEST SALES

Advance Auto Parts*	Smith International**
Select Medical*	THQ**
PETCO Animal Supplies*	XTO Energy
Performance Food Group	Henry Schein**
LifePoint Hospitals	Spinnaker Exploration**
Enzon	Pioneer Natural Resources
Integra LifeSciences Holdings*	Career Education
AMETEK*	Universal Health Services (Class B)**
Southwest Bancorporation of Texas*	Copart**
Adaptec	Charles River Laboratories International

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

*	Position added during the period.
**	Position eliminated during the period.

Largest Portfolio Holdings
October 31, 2002

SECURITY	VALUE

XTO Energy	$3,032,705
Waste Connections	2,920,913
Patterson-UTI Energy	2,707,380
Pioneer Natural Resources	2,636,220
Iron Mountain	2,486,711
Corporate Executive Board	2,147,070
Cox Radio (Class A)	2,115,234
Priority Healthcare (Class B)	2,058,318
Apria Healthcare Group	1,948,517
J.D. Edwards	1,878,354

PORTFOLIO OF INVESTMENTS
October 31, 2002

	SHARES	VALUE

COMMON STOCKS 93.2%
CAPITAL GOODS 4.4%
Aeroflex*	152,200	$880,477
AMETEK	30,400	1,072,816
CLARCOR	16,300	503,833
DRS Technologies*	33,600	1,113,504
EDO	36,400	609,700
EMCOR Group*	9,700	471,517
IDEX	10,200	306,408

		4,958,255

CHEMICALS 0.4%
Airgas*	27,700	422,702

COMMUNICATIONS
EQUIPMENT 1.5%
Adaptec*	175,395	1,047,108
Powerwave Technologies*	84,200	390,267
Tekelec*	29,500	255,028

		1,692,403

CONSUMER DURABLES
AND APPAREL 1.3%
Oakley*	120,685	1,426,497

CONSUMER STAPLES 1.5%
Performance Food Group*	46,740	1,734,989

CONTAINERS AND
PACKAGING 0.5%
Jarden*	23,600	564,748

DATA PROCESSING
SERVICES 2.2%
Iron Mountain*	88,150	2,486,711

DIVERSIFIED COMMERCIAL
SERVICES 7.5%
Career Education*	38,100	1,527,429
Corinthian Colleges*	48,775	1,851,011
Corporate Executive Board*	64,700	2,147,070
CoStar Group*	14,570	238,511
Education Management*	19,800	725,967
Watson Wyatt Holdings*	46,000	908,500
West*	59,100	946,782

		8,345,270

ELECTRONIC EQUIPMENT
AND INSTRUMENTS 0.9%
Cognex*	53,700	1,018,689

EMPLOYMENT SERVICES 1.5%
Hewitt Associates (Class A)*	8,900	262,105
Resources Connection*	83,910	1,434,861

		1,696,966

ENERGY 7.5%
Patterson-UTI Energy*	93,600	2,707,380
Pioneer Natural Resources*	106,000	2,636,220
XTO Energy	126,100	3,032,705

		8,376,305

ENVIRONMENTAL
SERVICES 2.6%
Waste Connections*	79,850	$2,920,913

FINANCIALS 9.7%
Affiliated Managers Group*	26,300	1,365,496
American Capital Strategies	68,600	1,349,362
Arch Capital Group*	30,100	839,790
Brown & Brown	34,700	1,054,880
Community First Bankshares	6,600	181,005
East West Bancorp	40,800	1,405,560
F.N.B.	21,500	615,007
New York Community Bancorp	22,000	639,100
Southwest Bancorporation
of Texas*	28,600	808,665
UCBH Holdings	31,300	1,311,314
United Bankshares	21,700	657,184
W Holding	33,800	600,626

		10,827,989

HEALTH CARE EQUIPMENT
AND SUPPLIES 2.7%
Diagnostic Products	14,400	594,000
Integra LifeSciences Holdings*	54,700	752,398
SonoSite*	54,900	810,324
Thoratec*	92,300	820,086

		2,976,808

HEALTH CARE PROVIDERS
AND SERVICES 9.5%
Alliance Imaging*	124,200	1,393,524
Apria Healthcare Group*	79,890	1,948,517
Community Health Systems*	66,040	1,551,940
LifePoint Hospitals*	51,000	1,598,085
Medical Staffing Network
Holdings*	57,400	765,716
Priority Healthcare (Class B)*	84,600	2,058,318
Select Medical*	97,000	1,255,180

		10,571,280

HOTELS, RESTAURANTS
AND LEISURE 6.4%
Alliance Gaming*	81,800	1,373,013
Cheesecake Factory*	25,600	867,968
Four Seasons Hotels (Canada)	13,300	436,905
P.F. Chang’ s China Bistro*	21,000	723,240
RARE Hospitality International*	60,000	1,601,400
Sonic*	18,000	419,220
Station Casinos*	96,700	1,739,633

		7,161,379

MEDIA 1.9%
Cox Radio (Class A)*	89,100	2,115,234

OFFICE ELECTRONICS 1.1%
Zebra Technologies (Class A)*	19,300	1,187,239

See footnotes on page 9.

PORTFOLIO OF INVESTMENTS

October 31, 2002

	SHARES	VALUE

PHARMACEUTICALS AND
BIOTECHNOLOGY 8.3%
Alexion Pharmaceuticals*	58,500	$596,407
ArQule*	73,200	418,704
Cell Genesys*	64,200	671,853
Charles River Laboratories
International*	5,100	187,425
CuraGen*	54,900	207,796
CV Therapeutics*	31,900	765,760
Endo Pharmaceuticals Holdings*	58,000	392,950
Enzon*	53,700	1,041,243
Isis Pharmaceuticals*	92,200	901,255
Medicis Pharmaceutical (Class A)*	34,300	1,574,370
OSI Pharmaceuticals*	36,000	623,700
SangStat Medical*	58,400	1,090,328
Serologicals*	55,400	534,333
Transkaryotic Therapies*	26,195	305,434

		9,311,558

RETAILING 7.5%
Advance Auto Parts*	27,500	1,472,625
Big Lots*	56,670	940,722
Christopher & Banks*	30,700	819,690
Fred’ s	9,900	270,517
Hollywood Entertainment*	67,600	1,328,678
Hughes Supply	24,100	823,015
PETCO Animal Supplies*	68,245	1,708,514
Talbots	19,600	543,312
Wet Seal (Class A)*	44,200	514,267

		8,421,340

SEMICONDUCTOR EQUIPMENT 7
AND PRODUCTS 4.3%
ATMI*	24,800	456,568
Cirrus Logic*	135,000	446,175
Cymer*	18,400	462,116
Exar*	73,000	919,800
FEI*	27,400	437,715
Microtune*	96,900	163,277
Semtech*	40,600	574,287
Silicon Image*	127,600	570,372
Varian Semiconductor
Equipment Associates*	32,800	781,952

		4,812,262

	SHARES OR
	PRIN. AMT.		VALUE

SOFTWARE AND
SERVICES 9.4%
Activision*	70,000	shs.	$1,432,900
Acxiom*	61,300		773,606
Agile Software*	185,695		1,259,941
CACI International (Class A)*	29,100		1,190,481
Documentum*	119,020		1,739,477
J.D. Edwards*	159,250		1,878,354
Informatica*	180,800		942,872
Manugistics Group*	93,275		270,497
NetIQ*	71,500		1,008,865

			10,496,993

TRANSPORTATION 0.6%
Heartland Express*	17,900		351,556
Knight Transportation*	17,300		340,032

			691,588

TOTAL COMMON STOCKS
(Cost $113,690,713)			104,218,118
REPURCHASE
AGREEMENT 7.3%
(Cost $8,200,000)
State Street Bank & Trust
1.77%, dated 10/31/2002,
maturing 11/1/2002,
collateralized by
$7,300,000 US Treasury
Notes 7.875%, 11/15/2004,
with a fair market value
of $8,448,728	$8,200,000		8,200,000

TOTAL INVESTMENTS 100.5%
(Cost $121,890,713)			112,418,118

OTHER ASSETS
LESS LIABILITIES (0.5)%			(576,882)

NET ASSETS 100.0%			$111,841,236

* Non-income producing security.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2002

ASSETS:
Investments, at value:
Common Stocks (cost $113,690,713)	$104,218,118
Repurchase agreement (cost $8,200,000)	8,200,000	$112,418,118

Cash		28,528
Receivable for securities sold		2,236,769
Expenses prepaid to shareholder service agent		155,445
Receivable for Capital Stock sold		105,800
Receivable for dividends and interest		6,567
Other		39,602

Total Assets		114,990,829

LIABILITIES:
Payable for securities purchased		2,434,841
Payable for Capital Stock repurchased		364,612
Management fee payable		88,181
Accrued expenses and other		261,959

Total Liabilities		3,149,593

Net Assets		$111,841,236

COMPOSITION OF NET ASSETS:
Capital Stock, at par ($0.10 par value; 500,000,000 shares authorized;
13,276,617 shares outstanding):
Class A		$685,044
Class B		203,596
Class C		18,660
Class D		393,976
Class I		26,386
Additional paid-in capital		141,377,452
Accumulated net investment loss		(25,029)
Accumulated net realized loss		(21,366,254)
Net unrealized depreciation of investments		(9,472,595)

Net Assets		$111,841,236

NET ASSETS:
Class A ($60,490,137 ÷ 6,850,437)		$8.83

Class B ($16,198,932 ÷ 2,035,957)		$7.96

Class C ($1,483,842 ÷ 186,605)		$7.95

Class D ($31,325,388 ÷ 3,939,760)		$7.95

Class I ($2,342,937 ÷ 263,858)		$8.88

See Notes to Financial Statements.

STATEMENT OF OPERATIONS
For the Year Ended October 31, 2002

INVESTMENT INCOME:
Dividends (net of foreign taxes withheld of $154)	$353,931
Interest	156,281

Total Investment Income		$510,212

EXPENSES:
Management fees	1,452,066
Distribution and service fees	874,438
Shareholder account services	819,595
Registration	92,029
Shareholder reports and communications	70,632
Audit and legal fees	64,615
Custody and related services	57,369
Directors’ fees and expenses (net of reduction in deferred fees)	4,637
Miscellaneous	13,354

Total Expenses Before Reimbursement	3,448,735
Reimbursement of expenses—Class I	(1,071)

Total Expenses After Reimbursement		3,447,664

Net Investment Loss		(2,937,452)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments	(11,492,212)
Net change in unrealized depreciation of investments	(8,748,546)

Net Loss on Investments		(20,240,758)

Decrease in Net Assets from Operations		$(23,178,210)

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	YEAR ENDED OCTOBER 31,

	2002	2001

OPERATIONS:
Net investment loss	$(2,937,452)	$(2,879,506)
Net realized loss on investments	(11,492,212)	(9,761,992)
Net change in unrealized depreciation of investments	(8,748,546)	(62,304,179)

Decrease in Net Assets from Operations	(23,178,210)	(74,945,677)

DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gain on investments:
Class A	—	(14,579,288)
Class B	—	(3,921,630)
Class C	—	(200,287)
Class D	—	(8,998,406)

Decrease in Net Assets from Distributions	—	(27,699,611)

CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares	9,737,786	17,680,725
Exchanged from associated funds	36,795,415	169,679,792
Value of shares issued in payment of gain distributions	—	25,007,145

Total	46,533,201	212,367,662

Cost of shares repurchased	(46,885,477)	(62,940,833)
Exchanged into associated funds	(40,251,379)	(181,915,105)

Total	(87,136,856)	(244,855,938)

Decrease in Net Assets from
Capital Share Transactions	(40,603,655)	(32,488,276)

Decrease in Net Assets	(63,781,865)	(135,133,564)

NET ASSETS:
Beginning of year	175,623,101	310,756,665

End of Year (net of accumulated net investment
loss of $25,029 and $38,106, respectively)	$111,841,236	$175,623,101

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Multiple Classes of Shares — Seligman Frontier Fund, Inc. (the “Fund”) offers five classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. Class C shares are sold with an initial sales charge of up to 1% and are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75%, and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase. Class I shares became effective on November 30, 2001, and are offered to certain institutional clients. Class I shares are sold without any sales charges and are not subject to distribution and service fees. The five classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its own class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.
2. Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:
a.	Security Valuation — Investments in stocks are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on an exchange are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.
b.	Federal Taxes — There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.
c.	Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial reporting and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.
d.	Repurchase Agreements — The Fund may enter into repurchase agreements with commercial banks and with broker/dealers deemed to be creditworthy by J. & W. Seligman & Co. Incorporated (the “Manager”). Securities received as collateral subject to repurchase agreements are deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreements, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. Procedures have been established to monitor, on a daily basis, the market value of repurchase agreements’ underlying securities to ensure the existence of the proper level of collateral. The repurchase agreement held as of October 31, 2002, matured pursuant to its term.
e.	Multiple Class Allocations — All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of the shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. Effective November 30, 2001, shareholder account services and registration expenses are considered class-specific expenses. Prior to that date, distribution and service fees were the only class-specific expenses.
f.	Distributions to Shareholders — The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.
3. Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the year ended October 31, 2002, amounted to $132,333,569 and $165,070,830, respectively.
     At October 31, 2002, the cost of investments for federal income tax purposes was $122,957,047. The tax basis cost was greater than the cost for financial reporting purposes due to the tax deferral of losses on wash sales in the amount of $1,066,334. The tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $10,225,543 and $20,764,472, respectively.

NOTES TO FINANCIAL STATEMENTS

4. Management Fee, Distribution Services, and Other Transactions — The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager, is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.95% per annum of the first $750 million of the Fund’s average daily net assets and 0.85% per annum of the Fund’s average daily net assets in excess of $750 million. The management fees reflected in the Statement of Operations represent 0.95% per annum of the Fund’s average daily net assets.

     Seligman Advisors, Inc. (the “Distributor”), agent for the distribution of the Fund’s shares and an affiliate of the Manager, received concessions of $6,741 from sales of Class A shares. Commissions of $56,879 and $5,563 were paid to dealers for sales of Class A and Class C shares, respectively.

     The Fund has an Administration, Shareholder Services and Distribution Plan (the “Plan”) with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of average daily net assets of Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended October 31, 2002, fees incurred under the Plan aggregated $195,277, or 0.24% per annum of average daily net assets of Class A shares.

     Under the Plan, with respect to Class B shares, Class C shares, and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, and Class D shares for which the organizations are responsible; and, for Class C and Class D shares, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

     With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee to third parties (the “Purchasers”), which provide funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

     For the year ended October 31, 2002, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, amounted to $221,785, $19,600, and $437,776, respectively.

     The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A and Class C shares occurring within 18 months of purchase and on redemptions of Class D shares occurring within one year of purchase. For the year ended October 31, 2002, such charges amounted to $22,972.

     The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchasers. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchasers based on the value of Class B shares sold. The aggregate of such payments retained by the Distributor, for the year ended October 31, 2002, amounted to $1,466.

     Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the year ended October 31, 2002, Seligman Services, Inc. received commissions of $1,942 from the sale of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $18,280, pursuant to the Plan.

     Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $819,595 for shareholder account services in accordance with a methodology approved by the Fund’s directors. Class I shares receive more limited shareholder services than the Fund’s other classes of shares (the “Retail Classes”). Seligman Data Corp. does not allocate to Class I the costs of any of its departments that do not provide services to the Class I shareholders.

     Costs of Seligman Data Corp. directly attributable to the Retail Classes of the Fund were charged to those classes in proportion to their respective net asset values. Costs directly attributable to Class I shares were charged to Class I. The remaining charges were allocated to the Retail Classes and Class I by Seligman Data Corp. pursuant to a formula based on their net assets, shareholder transaction volumes and number of shareholder accounts.

     Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

     The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/loss accrued thereon is included in directors’ fees and expenses. For the year ended October 31, 2002, the loss from the return on deferred fees was $4,347, reducing directors’ fees and expenses. The accumulated balance thereof at October 31, 2002, of $25,029 is included in other liabilities. Deferred fees and related

NOTES TO FINANCIAL STATEMENTS

accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid.

5. Committed Line of Credit — The Fund is a participant in a joint $650 million committed line of credit that is shared by substantially all open-end funds in the Seligman Group of Investment Companies. The directors have currently limited the Fund’s borrowings to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a per annum rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2003, but is renewable annually with the consent of the participating banks. For the year ended October 31, 2002 the Fund did not borrow from the credit facility.

6. Capital Loss Carryforward and Other Tax Adjustments — At October 31, 2002, the Fund had a net capital loss carryforward for federal income tax purposes of $20,299,920 which is available for offset against future taxable net capital gains, expiring in varying amounts through 2010. The amount was determined after adjustments for differences between financial reporting and tax purposes due to the tax deferral of losses on wash sales in the amount of $1,066,334. Accordingly, no capital gain distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforward.

7. Capital Share Transactions — The Fund has authorized 500,000,000 shares of $0.10 par value Capital Stock. Transactions in shares of Capital Stock were as follows:

	CLASS A				CLASS B

	YEAR ENDED OCTOBER 31,				YEAR ENDED OCTOBER 31,

	2002		2001		2002		2001

	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT

Net proceeds from
sales of shares	498,978	$5,404,087	1,058,196	$12,745,596	126,480	$1,210,850	126,185	$1,339,091
Exchanged from
associated Funds	3,162,315	34,079,424	12,776,459	158,107,732	160,598	1,566,533	676,595	8,076,617
Shares issued in payment
of gain distributions	—	—	987,391	13,280,406	—	—	282,200	3,471,059

Total	3,661,293	39,483,511	14,822,046	184,133,734	287,078	2,777,383	1,084,980	12,886,767

Cost of shares
repurchased	(2,623,593)	(28,696,428)	(3,056,801)	(35,855,780)	(558,307)	(5,348,459)	(573,323)	(6,210,000)
Exchanged into
associated Funds	(3,293,826)	(35,400,677)	(13,284,520)	(165,571,897)	(232,778)	(2,235,126)	(821,718)	(9,695,562)
Transferred to Class I	(218,831)	(2,372,131)	—	—	—	—	—	—

Total	(6,136,250)	(66,469,236)	(16,341,321)	(201,427,677)	(791,085)	(7,583,585)	(1,395,041)	(15,905,562)

Decrease	(2,474,957)	$(26,985,725)	(1,519,275)	$(17,293,943)	(504,007)	$(4,806,202)	(310,061)	$(3,018,795)

	CLASS C				CLASS D				CLASS I

	YEAR ENDED OCTOBER 31,				YEAR ENDED OCTOBER 31,
									NOVEMBER 30, 2001*
	2002		2001		2002		2001		TO OCTOBER 31, 2002

	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT

Net proceeds from sales of
shares	58,166	$573,117	104,481	$1,173,506	183,997	$1,763,815	224,468	$2,422,532	73,877	$785,917
Exchanged from
associated Funds	26,000	251,531	51,481	629,793	88,666	897,927	219,164	2,865,650	—	—
Transferred from Class A	—	—	—	—	—	—	—	—	218,831	2,372,131
Shares issued in payment of gain
distributions	—	—	15,168	186,409	—	—	656,572	8,069,271	—	—

Total	84,166	824,648	171,130	1,989,708	272,663	2,661,742	1,100,204	13,357,453	292,708	3,158,048

Cost of shares
repurchased	(63,998)	(588,756)	(23,876)	(254,840)	(1,247,631)	(11,974,162)	(1,883,023)	(20,620,213)	(28,850)	(277,672)
Exchanged into
associated Funds	(33,536)	(317,666)	(70,181)	(740,039)	(241,474)	(2,297,910)	(544,079)	(5,907,607)	—	—

Total	(97,534)	(906,422)	(94,057)	(994,879)	(1,489,105)	(14,272,072)	(2,427,102)	(26,527,820)	(28,850)	(277,672)

Increase (decrease)	(13,368)	$(81,774)	77,073	$994,829	(1,216,442)	$(11,610,330)	(1,326,898)	$(13,170,367)	263,858	$2,880,376

* Commencement of offering of shares.

FINANCIAL HIGHLIGHTS

     The tables below are intended to help you understand each Class’s financial performance for the past five years and one month or from its inception if less than five years and one month. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding during the period. “Total return” shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your capital gain distributions. Total returns do not reflect any taxes or sales charges and are not annualized for periods of less than one year. Effective for the period ended October 31, 1999, the Fund’s Board of Directors approved the change of the Fund’s fiscal year end to October 31 from September 30.

	CLASS A

	YEAR ENDED OCTOBER 31,			10/1/99	YEAR ENDED SEPTEMBER 30,
				TO
	2002	2001	2000	10/31/99	1999	1998

PER SHARE DATA:
Net Asset Value, Beginning of Period	$10.65	$15.88	$12.93	$13.23	$12.44	$17.55

Income from Investment Operations:
Net investment loss	(0.16)	(0.11)	(0.23)	(0.02)	(0.15)	(0.16)
Net realized and unrealized
gain (loss) on investments	(1.66)	(3.73)	3.18	(0.28)	0.94	(3.32)

Total from Investment Operations	(1.82)	(3.84)	2.95	(0.30)	0.79	(3.48)

Less Distributions:
Distributions from net realized capital gain	—	(1.39)	—	—	—	(1.63)

Total Distributions	—	(1.39)	—	—	—	(1.63)

Net Asset Value, End of Period	$8.83	$10.65	$15.88	$12.93	$13.23	$12.44

TOTAL RETURN:	(17.09)%	(26.02)%	22.82%	(2.27)%	6.35%	(21.32)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)	$60,490	$99,320	$172,228	$197,424	$212,664	$379,945
Ratio of expenses to average net assets	1.93%	1.78%	1.62%	1.76%†	1.62%	1.47%
Ratio of net loss to average net assets	(1.59)%	(0.94)%	(1.37)%	(1.63)%†	(1.16)%	(1.05)%
Portfolio turnover rate	91.00%	124.76%	133.44%	5.19%	56.31%	83.90%

	CLASS B

	YEAR ENDED OCTOBER 31,			10/1/99	YEAR ENDED SEPTEMBER 30,
				TO
	2002	2001	2000	10/31/99	1999	1998

PER SHARE DATA:
Net Asset Value, Beginning of Period	$9.67	$14.65	$12.03	$12.32	$11.66	$16.68

Income from Investment Operations:
Net investment loss	(0.23)	(0.19)	(0.32)	(0.02)	(0.23)	(0.27)
Net realized and unrealized
gain (loss) on investments	(1.48)	(3.40)	2.94	(0.27)	0.89	(3.12)

Total from Investment Operations	(1.71)	(3.59)	2.62	(0.29)	0.66	(3.39)

Less Distributions:
Distributions from net realized capital gain	—	(1.39)	—	—	—	(1.63)

Total Distributions	—	(1.39)	—	—	—	(1.63)

Net Asset Value, End of Period	$7.96	$9.67	$14.65	$12.03	$12.32	$11.66

TOTAL RETURN:	(17.68)%	(26.56)%	21.78%	(2.35)%	5.66%	(21.95)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)	$16,199	$24,550	$41,755	$47,310	$49,080	$67,199
Ratio of expenses to average net assets	2.69%	2.54%	2.38%	2.52%†	2.38%	2.24%
Ratio of net loss to average net assets	(2.35)%	(1.70)%	(2.13)%	(2.39)%†	(1.92)%	(1.82)%
Portfolio turnover rate	91.00%	124.76%	133.44%	5.19%	56.31%	83.90%

See footnotes on page 17.

FINANCIAL HIGHLIGHTS

	CLASS C

	YEAR ENDED OCTOBER 31,			10/1/99	5/27/99*
				TO	TO
	2002	2001	2000	10/31/99	9/30/99

PER SHARE DATA:
Net Asset Value, Beginning of Period	$9.66	$14.65	$12.03	$12.32	$12.18

Income from Investment Operations:
Net investment loss	(0.23)	(0.19)	(0.32)	(0.02)	(0.08)
Net realized and unrealized gain (loss)
on investments	(1.48)	(3.41)	2.94	(0.27)	0.22

Total from Investment Operations	(1.71)	(3.60)	2.62	(0.29)	0.14

Less Distributions:
Distributions from net realized capital gain	—	(1.39)	—	—	—

Total Distributions	—	(1.39)	—	—	—

Net Asset Value, End of Period	$7.95	$9.66	$14.65	$12.03	$12.32

TOTAL RETURN:	(17.70)%	(26.63)%	21.78%	(2.35)%	1.15%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)	$1,484	$1,932	$1,801	$420	$403
Ratio of expenses to average net assets	2.69%	2.54%	2.38%	2.52%†	2.36	%†
Ratio of net loss to average net assets	(2.35)%	(1.70)%	(2.13)%	(2.39)%†	(1.84	)%†
Portfolio turnover rate	91.00%	124.76%	133.44%	5.19%	56.31	%††

	CLASS D						CLASS I

				10/1/99	YEAR ENDED		11/30/01*
	YEAR ENDED OCTOBER 31,			TO	SEPTEMBER 30,		TO

	2002	2001	2000	10/31/99	1999	1998	10/31/02

PER SHARE DATA:
Net Asset Value, Beginning of Period	$9.66	$14.65	$12.03	$12.32	$11.67	$16.69	$11.34

Income from Investment Operations:
Net investment loss	(0.23)	(0.19)	(0.32)	(0.02)	(0.23)	(0.27)	(0.08)
Net realized and unrealized gain (loss)
on investments	(1.48)	(3.41)	2.94	(0.27)	0.88	(3.12)	(2.38)

Total from Investment Operations	(1.71)	(3.60)	2.62	(0.29)	0.65	(3.39)	(2.46)

Less Distributions:
Distributions from net realized capital gain	—	(1.39)	—	—	—	(1.63)	—

Total Distributions	—	(1.39)	—	—	—	(1.63)	—

Net Asset Value, End of Period	$7.95	$9.66	$14.65	$12.03	$12.32	$11.67	$8.88

TOTAL RETURN:	(17.70)%	(26.63)%	21.78%	(2.35)%	5.57%	(21.94)%	(21.69)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)	$31,325	$49,821	$94,974	$123,955	$136,173	$263,900	$2,343
Ratio of expenses to average net assets	2.69%	2.54%	2.38%	2.52%†	2.38%	2.24%	1.21	%†ø
Ratio of net loss to average net assets	(2.35)%	(1.70)%	(2.13)%	(2.39)%†	(1.92)%	(1.82)%	(0.87)	%†ø
Portfolio turnover rate	91.00%	124.76%	133.44%	5.19%	56.31%	83.90%	91.00	%øø

*	Commencement of offering of shares.
†	Annualized.
††	For the year ended September 30, 1999.
ø	The Manager, at its discretion, reimbursed certain expenses of Class I shares. Without such reimbursement, the annualized ratios of expenses and net loss to average net assets would have been 1.27% and 0.93%, respectively.
øø	For the year ended October 31, 2002.
See Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Shareholders,
Seligman Frontier Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman Frontier Fund, Inc., as of October 31, 2002, and the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the Fund’s custodian and brokers; where replies were not received from brokers we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Frontier Fund, Inc. as of October 31, 2002, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
December 13, 2002

DIRECTORS AND OFFICERS OF THE FUND
Information pertaining to the Directors and Officers of Seligman Frontier Fund is set forth below.

Independent Directors
			Number of
	Term of		Portfolios
	Office and		in Fund
Name, (Age),	Length of		Complex
Position(s) held	Time	Principal Occupation(s) During	Overseen by
with Fundø	Served#	Past Five Years, Directorships and Other Information	Director

John R.	1995 to Date	Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Chairman Emeritus, American Council on Germany. Formerly, Governor of the Center for Creative Leadership; Director, Raytheon Co. (defense and commercial electronics) and a Trustee of the Institute for Defense Analysis. From June 1987 to June 1992, Mr. Galvin was the Supreme Allied Commander, Europe and the Commander-in-Chief, United States European Command.	61
Galvin (73)[2,4]
Director

Alice S.	1991 to Date	President Emeritus, Sarah Lawrence College; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Jeannette K. Watson Summer Fellowships (summer internships for college students); Trustee, Save the Children (non-profit child-assistance organization) and the Committee for Economic Development; a Governor of the Court of Governors, London School of Economics; and Director, Public Broadcasting Service (PBS). Formerly, Chairman, The Rockefeller Foundation (charitable foundation) and Director, New York Telephone Company.	61
Ilchman (67)[3,4]
Director

Frank A.	1995 to Date	Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee Corporation (diversified energy company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, ConocoPhillips (oil and gas exploration and production); Integris Health (owner of various hospitals); BOK Financial (bank holding company); Oklahoma Chapter of the Nature Conservancy; Oklahoma Medical Research Foundation; Boys and Girls Clubs of Oklahoma; Oklahoma City Public Schools Foundation and Oklahoma Foundation for Excellence in Education. Formerly, Director, Kimberly-Clark Corporation (consumer products).	61
McPherson (69)[3,4]
Director

John E.	1984 to Date	Retired Chairman and Senior Partner, Sullivan & Cromwell (law firm); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Commonwealth Industries, Inc. (manufacturers of aluminum sheet products); Director and Treasurer, the Foreign Policy Association; Director Emeritus, Municipal Art Society of New York; Trustee and Secretary, the U.S. Council for International Business; Trustee and Vice Chairman, New York-Presbyterian Healthcare System, Inc.; Trustee, New York-Presbyterian Hospital; and Member of the American Law Institute and Council on Foreign Relations.	61
Merow (72)[2,4]
Director

Betsy S.	1984 to Date	Attorney; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Trustee, The Geraldine R. Dodge Foundation (charitable foundation) and World Learning, Inc. (charitable foundation). Formerly, Chairman of the Board of Trustees of St. George’s School (Newport, RI).	61
Michel (60)[2,4]
Director

See footnotes on page 22.

DIRECTORS AND OFFICERS OF THE FUND
Information pertaining to the Directors and Officers of Seligman Frontier Fund is set forth below.

Independent Directors (continued)
			Number of
	Term of		Portfolios
	Office and		in Fund
Name, (Age),	Length of		Complex
Position(s) held	Time	Principal Occupation(s) During	Overseen by
with Fundø	Served#	Past Five Years, Directorships and Other Information	Director

Leroy C. Richie (61)[2,4] Director	2000 to Date	Chairman and Chief Executive Officer, Q Standards Worldwide, Inc. (library of technical standards); Director or Trustee of each of the investment companies of the Seligman Group of Funds (except Seligman Cash Management Fund, Inc.)†; Director, Kerr-McGee Corporation (diversified energy company) and Infinity, Inc. (oil and gas services and exploration); Director and Chairman, Highland Park Michigan Economic Development Corp. Formerly, Trustee, New York University Law Center Foundation; Vice Chairman, Detroit Medical Center and the Detroit Economic Growth Corp.; and Chairman and Chief Executive Officer, Capital Coating Technologies, Inc. (applied coat ing technologies). From 1990 through 1997, Mr. Richie was Vice President and General Counsel, Automotive Legal Affairs, of Chrysler Corporation.	60

James Q. Riordan (75)[3,4] Director	1991 to Date	Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director or Trustee, The Houston Exploration Company (oil exploration) and the Committee for Economic Development. Formerly, Vice Chairman of Mobil Corporation (petroleum and petrochemicals company); Director and President, Bekaert Corporation (high-grade steel cord, wire and fencing products company); Co-Chairman of the Policy Council of the Tax Foundation; Director or Trustee, Brooklyn Museum, KeySpan Corporation (diversified energy and electric company); Tesoro Petroleum Companies, Inc., Dow Jones & Company, Inc. (business and financial news company); and Public Broadcasting Service (PBS).	61

Robert L. Shafer (70)[3,4] Director	1984 to Date	Retired Vice President, Pfizer Inc. (pharmaceuticals); Director or Trustee of each of the investment companies of the Seligman Group of Funds†. From 1987 through 1997, Director, USLIFE Corporation (life insurance).	61

James N. Whitson (67)[2,4] Director	1993 to Date	Retired Executive Vice President and Chief Operating Officer, Sammons Enterprises, Inc. (a diversified holding company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director and Consultant, Sammons Enterprises, Inc.; Director, C-SPAN (cable television network) and CommScope, Inc. (manufacturer of coaxial cable).	61

See footnotes on page 22.

DIRECTORS AND OFFICERS OF THE FUND

Information pertaining to the Directors and Officers of Seligman Frontier Fund is set forth below.

Interested Directors and Principal Officers

Number of
	Term of		Portfolios
	Office and		in Fund
Name, (Age),	Length of		Complex
Position(s) held	Time	Principal Occupation(s) During	Overseen by
with Fundø	Served#	Past Five Years, Directorships and Other Information	Director

William C.	1988 to Date	Chairman, J. & W. Seligman & Co. Incorporated; Chairman and Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Chairman, Seligman Advisors, Inc., Seligman Services, Inc. (broker-dealer) and Carbo Ceramics Inc. (ceramic proppants for oil and gas industry); and Director, Seligman Data Corp. and Kerr-McGee Corporation (diversified energy company). Formerly, Chief Executive Officer of each of the investment companies of the Seligman Group of Funds.	61
Morris (64)*1
Director and
Chairman of the
Board

Brian T. Zino (50)*1	Dir: 1993	Director and President, J. & W. Seligman & Co. Incorporated; President, Chief Executive Officer and Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Seligman Advisors, Inc. and Seligman Services, Inc.; Chairman, Seligman Data Corp.; Member of the Board of Governors of the Investment Company Institute; and Chairman, ICI Mutual Insurance Company.	61
Director, President	to Date
and Chief Executive	Pres: 1995
Officer	to Date
CEO: From
Nov. 2002

Paul C. Guidone (44)*1 Director	May 2002 to Date	Managing Director and Chief Investment Officer, J. & W. Seligman & Co. Incorporated; Director or Trustee of each of the investment companies of the Seligman Group of Funds (except Seligman Cash Management Fund, Inc.)†; Member of the Association of Investment Management and Research, the New York Society of Security Analysts and the London Society of Investment Professionals. Formerly, Deputy Chairman and Group Chief Executive Officer, HSBC Asset Management; Managing Director and Chief Investment Officer, Prudential Diversified Investments.	60

Frederick J. Ruvkun (45) Vice President and Portfolio Manager	Feb. 2002 to Date	Managing Director, J. & W. Seligman & Co. Incorporated; Vice President of Seligman Portfolios, Inc. and Portfolio Manager of its Seligman Frontier Portfolio and Co-Portfolio Manager of its Seligman Global Smaller Companies Portfolio; Vice President of Seligman Global Fund Series, Inc. and Co-Portfolio Manager of its Seligman Global Smaller Companies Fund. Formerly, Portfolio Manager at Bessemer Trust.	N/A

N/A
Thomas G. Rose (44) Vice President	2000 to Date	Senior Vice President, Finance, J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc., and Seligman Data Corp.; Vice President of each of the investment companies of the Seligman Group of Funds†, Seligman Services, Inc. and Seligman International, Inc. Formerly, Treasurer of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.

See footnotes on page 22.

DIRECTORS AND OFFICERS OF THE FUND
Information pertaining to the Directors and Officers of Seligman Frontier Fund is set forth below.

Interested Directors and Principal Officers (continued)

Number of
	Term of		Portfolios
	Office and		in Fund
Name, (Age),	Length of		Complex
Position(s) held	Time	Principal Occupation(s) During	Overseen by
with Fundø	Served#	Past Five Years, Directorships and Other Information	Director

Lawrence P. Vogel (46) Vice President and Treasurer	VP: 1992 to Date Treas: 2000 to Date
Senior Vice President and Treasurer, Investment Companies, J. & W. Seligman & Co. Incorporated; Vice President and Treasurer of each of the investment companies of the Seligman Group of Funds†; Treasurer, Seligman Data Corp. Formerly, Senior Vice President, Finance, J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc. and Seligman Data Corp.; Vice President, Seligman Services, Inc. and Vice President and Treasurer, Seligman International, Inc. and Treasurer, Seligman Henderson Co.
N/A

Frank J. Nasta (38) Secretary	1994 to Date
General Counsel, Senior Vice President, Law and Regulation and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the SeligmanGroup of Funds†, Seligman Advisors, Inc., Seligman Services, Inc., Seligman International, Inc.and Seligman Data Corp. Formerly, Corporate Secretary, Seligman Henderson Co.
N/A

The Fund’s Statement of Additional Information (SAI) includes additional information about Fund directors and is available, without charge, upon request. You may call toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US to request a copy of the SAI, to request other information about the Fund, or to make shareholder inquiries.

Ø	The address for each of the directors and officers is 100 Park Avenue, 8th Floor, New York, NY 10017.
#	Each Director serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation or removal. Each officer is elected annually by the Board of Directors.
†	The Seligman Group of investment companies consists of 23 registered investment companies
*	Mr. Morris, Mr. Zino, and Mr. Guidone are considered “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

Member:	1 Executive Committee
2 Audit Committee
3 Director Nominating Committee
4 Board Operations Committee

FOR MORE INFORMATION

Manager	General Distributor	Important Telephone Numbers
J. & W. Seligman & Co. Incorporated	Seligman Advisors, Inc.	(800) 221-2450	Shareholder Services
100 Park Avenue	100 Park Avenue
New York, NY 10017	New York, NY 10017	(212) 682-7600	Outside the
United States

General Counsel	Shareholder Service Agent	(800) 622-4597	24-Hour Automated
Sullivan & Cromwell	Seligman Data Corp.		Telephone Access
	100 Park Avenue		Service
Independent Auditors	New York, NY 10017
Deloitte & Touche LLP		Website: www.seligman.com

GLOSSARY OF FINANCIAL TERMS

Capital Gain Distribution — A payment to mutual fund shareholders of profits realized on the sale of securities in a fund’s portfolio.

Capital Appreciation/Depreciation — An increase or decrease in the market value of a mutual fund’s portfolio securities, which is reflected in the net asset value of the fund’s shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

Compounding — The change in the value of an investment as shareholders receive earnings on their investment’s earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year’s earnings.

Contingent Deferred Sales Charge (CDSC) — Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund. The CDSC expires after a fixed time period.

Dividend — A payment by a mutual fund, usually derived from the fund’s net investment income (dividends and interest less expenses).

Dividend Yield — A measurement of a fund’s dividend as a percentage of the maximum offering price or net asset value.

Expense Ratio — The cost of doing business for a mutual fund, expressed as a percent of the fund’s net assets.

Investment Objective — The shared investment goal of a fund and its shareholders.

Management Fee — The amount paid by a mutual fund to its investment advisor(s).

Multiple Classes of Shares — Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are “classes” of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

National Association of Securities Dealers, Inc. (NASD) — A self-regulatory body with authority over firms that distribute mutual funds.

Net Asset Value (NAV) Per Share — The market worth of one fund share, obtained by adding a mutual fund’s total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

Offering Price — The price at which a mutual fund’s share can be purchased. The offering price per share is the current net asset value plus any sales charge.

Portfolio Turnover — A measure of the trading activity in a mutual fund’s investment portfolio that reflects how often securities are bought and sold.

Prospectus — The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund’s investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund’s financial highlights.

SEC Yield — SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

Securities and Exchange Commission — The primary US federal agency that regulates the registration and distribution of mutual fund shares.

Statement of Additional Information — A document that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

Total Return — A measure of a fund’s performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The Average Annual Total Return represents the average annual compounded rate of return for the periods presented.

Wash Sale — A sale of securities in which a taxpayer has acquired substantially identical securities within a period beginning thirty days before and ending thirty days after the date of the sale (a sixty-one day period). A loss resulting from such a sale is not currently deductible for federal income tax purposes, but a gain is taxable.

Yield on Securities — For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.

Adapted from the Investment Company Institute’s 2002 Mutual Fund Fact Book and the AICPA Audit and Accounting Guide: Audits of Investment Companies dated May 1, 2001.

SELIGMAN ADVISORS, INC.

an affiliate of

J. & W. SELIGMAN & CO.
INCORPORATED

ESTABLISHED 1864
100 Park Avenue, New York, NY 10017
www.seligman.com

This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of Seligman Frontier Fund, Inc., which contains information about the sales charges, management fee, and other costs. Please read the prospectus carefully before investing or sending money.

EQF2 10/02

Printed on Recycled Paper